Exhibit 10.1

NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE AND NEITHER THIS NOTE NOR ANY INTEREST THEREIN NOR THE SECURITIES INTO WHICH THIS NOTE ARE CONVERTIBLE MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE HOLDER TO SUCH EFFECT, WHICH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE MAKER.

PURSUANT TO THE TERMS OF THIS CONVERTIBLE NOTE, ALL OR A PORTION OF THIS CONVERTIBLE NOTE MAY HAVE BEEN CONVERTED, AND THEREFORE THE ACTUAL PRINCIPAL AMOUNT OUTSTANDING REPRESENTED BY THIS CONVERTIBLE NOTE MAY BE LESS THAN THE AMOUNT SET FORTH ON THE FACE HEREOF.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: $92,000.00	Issue Date: September 26, 2014
Maturity Date: March 28, 2016

For good and valuable consideration, Innovus Pharmaceuticals, Inc. a Nevada corporation (“Maker”), hereby makes and delivers this Promissory Note (this “Note”) in favor of Blackbridge Capital, LLC, or its assigns (“Holder”), and hereby agrees as follows:

ARTICLE I.
PRINCIPAL AND INTEREST

Section 1.1.  Principal and Interest. For value received of $50,000, Maker promises to pay, on March 28, 2016 (the “Maturity Date”), to Holder at such place as Holder or its assigns may designate in writing, in currently available funds of the United States, the principal sum of Ninety Two Thousand Dollars ($92,000.00), representing a 45.6% original issue discount. This Note shall not accrue interest.

ARTICLE II.
CONVERSION RIGHTS; CONVERSION PRICE

Section 2.1.  Optional Conversion. The Holder shall have the right, from time to time, to convert any part of the outstanding and unpaid principal into fully paid and non-assessable shares of Common Stock of the Maker (the “Conversion Stock” and together with the Note, the “Securities”) at the Conversion Price (as defined below). To convert any principal into Conversion Stock on any date (the “Conversion Date”), the Holder shall deliver a properly completed and duly executed notice of conversion in the form attached hereto as Exhibit 1 (a “Conversion Notice”) to Maker.  Within three (3) trading days after the Conversion Date, the Maker shall issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Conversion Stock to which the Holder shall be entitled pursuant to the Conversion Notice.

No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share.  The date on which the Conversion Notice is given (the “Conversion Date”) shall be deemed to be the date on which the Holder faxes or emails the Conversion Notice duly executed to the Maker.

Section 2.2.  Mandatory Conversion. On the Maturity Date and without any action required by the Holder, the remaining principal shall automatically convert into Conversion Stock at the Conversion Price

Section 2.3.  Conversion Price.  The “Conversion Price” shall mean $0.40 per share, subject to adjustment as provided herein.

Section 2.4.  Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Maker at any time on or after the Issue Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced.  If the Maker at any time on or after the Issue Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 2.4 shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 2.4 occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

Section 2.5.  Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Maker shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Maker is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Maker), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Maker, then Holder shall have the right thereafter to receive, upon conversion of this Note, the number of shares of common stock of the successor or acquiring corporation or of the Maker, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock into which this Note is convertible immediately prior to such event.  In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Maker) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Note to be performed and observed by the Maker and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Maker) in order to provide for adjustments of the number of shares of common stock into which this Note is convertible which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 2.5.  For purposes of this Section 2.5, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 2.5 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

Section 2.6.  Restrictions on Securities. Neither this Note nor the shares of Common Stock issuable upon conversion of this Note may be offered, sold or otherwise transferred unless (i) they first shall have been registered under the Act and applicable state securities laws or (ii) the Maker shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably acceptable to Maker) to the effect that such sale or transfer is exempt from the registration requirements of the Act. Each certificate for shares of Common Stock issuable upon conversion of this Note that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the applicable legend, shall bear a legend substantially in the following form, as appropriate:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR (IF REQUESTED BY THE COMPANY) TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY OR (II) RULE 144 PROMULGATED UNDER THE SECURITIES ACT.

Upon the request of a holder of a certificate representing any shares of Common Stock issuable upon conversion of this Note, the Maker shall remove the foregoing legend from the certificate or issue to such Holder a new certificate free of any transfer legend, if (a) with such request, the Maker shall have received an opinion of counsel, reasonably satisfactory to the Maker in form, substance and scope, to the effect that any such legend may be removed from such certificate or (b) a registration statement under the Act covering such Securities is in effect.

Section 2.7.  Reservation of Common Stock.

(a)           The Maker covenants that during the period the Note is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock of the Maker upon the Conversion of the Note.  The Maker further covenants that its issuance of this Note shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock of the Maker issuable upon the conversion of this Note.  The Maker will take all such reasonable action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the OTC Bulletin Board (or such other principal market upon which the Common Stock of the Maker may be listed or quoted).

(b)           The Maker shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment.  Without limiting the generality of the foregoing, the Maker will (a) not increase the par value of any shares of Common Stock issuable upon the conversion of this Note above the amount payable therefor upon such conversion immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Maker may validly and legally issue fully paid and nonassessable shares of Common Stock upon the conversion of this Note, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Maker to perform its obligations under this Note.

(c)           Upon the request of Holder, the Maker will at any time during the period this Note is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Note and the obligations of the Maker hereunder.

(d)           Before taking any action which would cause an adjustment reducing the current Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Notes, the Maker shall take any corporate action which may be necessary in order that the Maker may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Conversion Price.

(e)           Before taking any action, which would result in an adjustment in the number of shares of Common Stock into which this Note is convertible or in the Conversion Price, the Maker shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(f)           If at any time the Maker does not have a sufficient number of authorized and available shares of Common Stock for issuance upon conversion of the Note, then the Maker shall call and hold an annual or special meeting of its stockholders within ninety (90) days of that time for the purpose of increasing the number of authorized shares of Common Stock.

Section 2.8.  Maximum Conversion.  Notwithstanding anything to the contrary contained in this Note, this Note shall not be convertible by the Holder hereof to the extent (but only to the extent) that after giving effect to such conversion or other share issuance hereunder the Holder (together with its affiliates) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the Maker’s Common Stock.  To the extent the above limitation applies, the determination of whether this Note shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) shall, subject to such Maximum Percentage limitation, be determined by the Holder. For purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor Holder of this Note. The holders of Common Stock shall be third party beneficiaries of this paragraph and the Maker may not waive this paragraph without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the Holder, the Maker shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

Section 3.1.  The Holder represents and warrants to the Maker:

(a) The Holder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Note and otherwise to carry out its obligations hereunder;

(b) This Note has been duly and validly authorized, executed and delivered on behalf of the Holder and constitutes the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies;

(c) The Holder (i) is acquiring the Note, and (ii) upon conversion of the Note, will acquire the Conversion Stock issuable upon conversion thereof, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the Act; provided, however, by making the representations herein, the Holder does not agree, or make any representation or warranty, to hold the Securities for any minimum or other specific term and reserves the right to dispose of such Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Act. The Holder does not presently have any agreement or understanding, directly or indirectly, with any person to distribute any of the Securities in violation of applicable securities laws;

(d) The Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Maker is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities;

(e) Holder (i) has adequate means of providing for his current needs and possible contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the substantial economic risks of an investment in this Note for an indefinite period, (iv) at the present time, can afford a complete loss of such investment, and (v) does not have an overall commitment to investments which are not readily marketable that is disproportionate to Holder’s net worth, and Holder’s investment in this Note will not cause such overall commitment to become excessive;

(f) The Holder understands that: (i) the Securities have not been and are not being registered under the Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Holder shall have delivered to the Maker an opinion of counsel to the Holder, in a form reasonably acceptable to the Maker, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Holder provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Act) may require compliance with some other exemption under the Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Maker nor any other person is under any obligation to register the Securities under the Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(g) Holder is an “accredited investor” (as defined in Rule 501(a) of Regulation D promulgated under the Act) and the Holder’s total investment in this Note does not exceed 10% of the Holder’s net worth;

(h) The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities;

(i) The Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Maker and materials relating to the offer and sale of the Securities which have been requested by the Holder, including a copy of the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K. The Holder and its advisors, if any, have been afforded the opportunity to ask questions of, and receive answers from, the Maker concerning the offer and sale of the Securities and to obtain any additional information the Holder has requested which is necessary to verify the accuracy of the information furnished to the Holder concerning the Maker and such offering. The Holder acknowledges that the Holder is basing its decision to invest in the Securities on its own due diligence and, except as specifically set forth in this Note, has not relied upon any representations made by any person.  The Holder understands that its investment in the Securities involves a high degree of risk. The Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities;

(j) The Holder is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement; and

(k) The Holder and its affiliates shall not engage in short sales of the Maker’s Common Stock (as defined in applicable SEC and the trading market rules and regulations) so long as this Note is outstanding.

Section 3.2  The Maker represents and warrants to Holder:

(a) Organization and Qualification.  The Maker and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Maker and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.  “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Maker or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.  “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Maker owns, directly or indirectly, any equity or other ownership interest.

(b) Authorization; Enforcement.  (i) The Maker has all requisite corporate power and authority to enter into and perform this Note and to consummate the transactions contemplated hereby and thereby and to issue the Conversion Stock, in accordance with the terms hereof, (ii) the execution and delivery of this Note by the Maker and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the issuance and reservation for issuance of the Conversion Stock issuable upon conversion or exercise hereof) have been duly authorized by the Maker’s Board of Directors and no further consent or authorization of the Maker, its Board of Directors, or its shareholders is required, (iii) this Note has been duly executed and delivered by the Maker by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Note and the other documents executed in connection herewith and bind the Maker accordingly, and (iv) this Note constitutes, a legal, valid and binding obligation of the Maker enforceable against the Maker in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(c) Issuance of Shares.  The Conversion Stock is duly authorized and reserved for issuance and, upon conversion of the Note in accordance with its respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Maker and will not impose personal liability upon the holder thereof.

(d) Acknowledgment of Dilution.  The Maker understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Stock upon conversion of this Note.  The Maker further acknowledges that its obligation to issue Conversion Stock upon conversion of this Note is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Maker.

ARTICLE IV.
MISCELLANEOUS

Section 4.1.  Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail.  For the purposes hereof, the address of the Holder shall be 450 7th Ave., New York, NY 10123; and the address of the Maker shall be 9171 Towne Centre Drive, Suite 440, San Diego, CA 92122, with a copy to (which shall not constitute notice) Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, New York 10006, Attn: Marc J. Ross, Esq.  Both the Holder or its assigns and the Maker may change the address for service by delivery of written notice to the other as herein provided.

Section 4.2.  Amendment. This Note and any provision hereof may be amended only by an instrument in writing signed by the Maker and the Holder.

Section 4.3.  Assignability. This Note shall be binding upon the Maker and its successors and assigns and shall inure to be the benefit of the Holder and its successors and assigns; provided, however, that so long as no Event of Default has occurred, this Note shall only be transferable in whole subject to the restrictions contained in the restrictive legend on the first page of this Note.

Section 4.4.  Governing Law; Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it hereunder and agrees that such service shall constitute good and sufficient service of process and notice thereof. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

Section 4.5.  Payment of Costs. Should either the Holder or the Maker resort to legal proceedings in connection with this Note, the party or parties prevailing in such legal proceedings shall be entitled, in addition to such other relief as may be granted, to recover its or their reasonable attorneys' fees and costs in such legal proceedings from the non-prevailing party or parties.

Section 4.6.  Replacement of Note. The Maker covenants that upon receipt by the Maker of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Note, if mutilated, the Maker will make and deliver a new Note of like tenor.

Section 4.7.  No Stockholder Rights. This Note shall not entitle the Holder to any of the rights of a stockholder of the Maker, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholder or any other proceedings of the Maker, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

Section 4.8.  Severability. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

Section 4.9.  Headings. The headings of the sections of this Note are inserted for convenience only and do not affect the meaning of such section.

Section 4.10.  Counterparts.  This Note may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[signature page follows]

IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Maker and Holder have executed this Note as of the date first written above.

Innovus Pharmaceuticals, Inc. /s/ Bassam Damaj By: Bassam Damaj PH.D Its: CEO

Acknowledged and Agreed: Blackbridge Capital, LLC. /s/ Alexander Dillon By: Alexander Dillon Its: Partner

EXHIBIT 1

CONVERSION NOTICE
________________________________________________________________________

(To be executed by the Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert US$________ of the principal amount of the Note issued September 26, 2014 into Shares of Common Stock of Innovus Pharmaceuticals, Inc. according to the conditions stated therein, as of the Conversion Date written below.  If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Maker in accordance therewith.  No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion Date: __________________

Conversion Price:  _____________________

Number of Shares to be Issued:   ________________________

Signature:                                           ___________________________________________
  Name:
  Title:

Stock Issued to:                                Blackbridge Capital LLC
450 7th Ave, Suite 601
New York, NY 10123

Tax I.D. or Soc. Sec. No:   [provided under separate cover]